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                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 27, 1996
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                         BROTHERS GOURMET COFFEES, INC.
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             (Exact Name of Registrant as specified in its charter)


       Delaware                         0-23024                  52-1681708
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 (State or other juris-            (Commission file            (IRS Employer
diction of incorporation)               number)              Identification No.)


             2255 Glades Road
             Suite 100 E
             Boca Raton, Florida                             33431
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            (Address of principal                         (Zip Code)
              executive offices)


                                 (407) 995-2600
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

    On December 27, 1996 (the "Closing Date"), the Company and Dilmun Financial Services ("Dilmun") entered into a Senior Subordinated Note Agreement (the "Closing") (the "Subordinated Note Agreement"). On the Closing Date, the Company drew down the full amount available under the Subordinated Note Agreement, i.e., $15 million (the "Subordinated Loan").
The Company applied the proceeds of the Subordinated Loan as follows: (a) the Company paid $3,027,000 to Siena Capital Partners, L.P. ("Siena"), representing payment in full of the bridge loan facility provided by Siena to the Company in September 1996 (the "Siena Bridge Facility"), and (b) the Company applied the remaining $11,973,000 against the outstanding balance due under the Revolving Credit Facility (the "Revolving Credit Facility") under its Loan and Security Agreement, dated as of May 29, 1996, with Sanwa Business Credit Corporation ("Sanwa") (the "Credit Agreement"). For more information concerning the Siena Bridge Facility and Credit Agreement, see
Note 7 to the Brothers Gourmet Coffees, Inc. Notes to Condensed Consolidated Financial Statements, September 27, 1996 ("Note 7 to the Third Quarter Financial Statements"), included in Part I., Item 1. of the Brothers Gourmet Coffees, Inc. Quarterly Report on Form 10-Q for the Quarter Ended September 27, 1996 (the "Third Quarter Form 10-Q").

    In connection with the Closing, the Company:

    1. agreed to pay a structuring fee, in the amount $337,500, to Dilmun, and to reimburse Dilmun for certain costs and expenses (including attorneys' fees incurred by Dilmun in connection with the negotiation and documentation of the Subordinated Loan) on January 3, 1997;

    2. paid a debt placement fee, in the amount of $750,000, to Dabney Resnick Imperial, LLC, an affiliate of Siena and the Company's exclusive debt placement agent ("DRI"); and

    3. granted certain warrants to BIB Holdings (Bermuda) Ltd., an affiliate of Dilmun, and Brothers Warrant Holdings I, an affiliate of DRI ("BWHI") warrants (which are described in more detail below) to purchase up to 1,245,000 shares and 400,000 shares of Company common stock, $.0001 par value per share (the "Common Stock"), respectively.

    The term of the Subordinated Loan is six years. The outstanding balance of the Subordinated Loan is due and payable (absent acceleration thereof in accordance with the terms of the Subordinated Loan Agreement) on December 26, 2002. The Subordinated Loan bears interest at the rate of 11.25% per annum. The Subordinated Loan Agreement contains standard and customary affirmative and negative covenants for a loan of its type, including two financial covenants, a minimum tangible net worth covenant (starting at $4.388 million as of September 1996 and increasing to $35.055 million as of December 2001) and a cash flow coverage ratio (of 1.2:1 throughout the term of the Subordinated Loan).

    As discussed above, in connection with the Closing, the Company and BIB entered into a Warrant Agreement (the "BIB Warrant Agreement") entitling BIB to purchase up to 1,245,000 shares (the "BIB Warrant Shares") of Common Stock, at an exercise price of $.25 per share of Common Stock (the "BIB Warrant"). The BIB Warrant Shares vested/will vest according to the


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following schedule: (1) 265,600 BIB Warrant Shares vested on the Closing
Date, (2) an additional 265,600 BIB Warrant Shares will vest on the first anniversary of the Closing Date (for a total of up to 531,200 BIB Warrant Shares) if the Subordinated Loan is not paid in full on or before that date,
(3) an additional 182,600 BIB Warrant Shares will vest on the second anniversary of the Closing Date (for a total of up to 713,800 BIB Warrant Shares) if the Subordinated Loan is not paid in full on or before that date,
(4) an additional 166,000 BIB Warrant Shares will vest on the third anniversary of the Closing Date (for a total of up to 879,800 BIB Warrant Shares) if the Subordinated Loan is not paid in full on or before that date,
(5) an additional 182,600 BIB Warrant Shares will vest on the fourth anniversary of the Closing Date (for a total of up to 1,062,400 BIB Warrant Shares) if the Subordinated Loan is not paid in full on or before that date and (6) an additional 182,600 BIB Warrant Shares will vest on the fifth anniversary of the Closing Date (for a total of up to 1,245,000 BIB Warrant Shares) if the Subordinated Loan is not paid in full on or before that date. The term of the BIB Warrant is ten years from the Closing Date.

    The BIB Warrant requires the Company to reserve, to the extent it has a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock available, 1,245,000 shares of Common Stock to issue to BIB upon exercise of the BIB Warrant. The BIB Warrant further provides that, if, at any time during the exercise period of the BIB Warrant BIB exercises the BIB Warrant but the Company does not have a sufficient number of authorized and unissued shares to issue upon such exercise, the Company share shall issue phantom shares of Common Stock ("Phantom Shares") to BIB in an amount equal to the number of BIB Warrant Shares the Company was unable to issue to BIB because the Company did not have a sufficient number of authorized and unissued shares to fully cover the BIB Warrant exercise. BIB has the right to sell the Phantom Shares to the Company for cash (the "Phantom Shares Payment") in an amount equal to the number of Phantom Shares being acquired upon exercise of the BIB Warrant multiplied by the difference between (1) the stated percentage (the "Stated Percentage") of the market price of the Common Stock as of the date of exercise (the "Market Price") less (2) the exercise price per share of Common Stock under the BIB Warrant. The Stated Percentage is determined according to the following schedule: (a) 110% of the Market Price in the case of any exercise during the first two years following the Closing Date, (b) 115% of the Market Price in the case of any exercise after the second anniversary of the Closing Date and before two and one-half years following the Closing Date, (c) 120% of Market Price in the case of any exercise after the date that is two and one-half years after the Closing Date and before three years following the Closing Date, (d) 125% of Market Price in the case of any exercise after the date that is three years after the Closing Date and before the date that is three and one-half years following the Closing Date and (e) 130% of Market Price in the case of any exercise after the date that is three and one-half years after the Closing Date and before the expiration of the BIB Warrant term. If the Company is unable, for any reason, to make a Phantom Share Payment in cash when due, the Company may deliver a senior subordinated promissory note to BIB (a "BIB Warrant Note") in lieu of such cash payment. A BIB Warrant Note will bear interest at the rate of 16% per annum and shall be due and payable (absent acceleration thereof in accordance with the terms of the Subordinated Loan Agreement) on December 26, 2002. In all other respects, the BIB Warrant Note(s) will be governed by the terms of the Subordinated Note Agreement.

    The BIB Warrant Agreement provides BIB with certain piggyback registration rights and up to three demand registration rights during the term of the BIB Warrant. The BIB Warrant


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also provides BIB with certain anti-dilution protection, which is designed to preserve BIB's percentage ownership of Common Stock on a fully-diluted basis upon the occurrence of certain specified corporate restructuring events.

    In connection with the Closing, Sanwa, Dilmun and BIB entered into a Subordination Agreement, and the Company executed and delivered to Sanwa, Dilmun and BIB an acknowledgment of such Subordination Agreement. Pursuant to the Subordination Agreement, Dilmun and BIB have agreed, subject to certain conditions, that the Subordinated Loan will be subordinated and subject in right of payment to the prior payment in full in cash of the indebtedness of the Company to Sanwa under the Credit Agreement. The Subordination Agreement contains standard and customary terms for a financing of the type contemplated in the Subordinated Note Agreement.

    In connection with the Closing, the Company and Sanwa entered into the Second Amendment and Consent to Loan and Security Agreement (the "Second Amendment"). Pursuant to the Second Amendment:

    (1) Sanwa consented to, among other things, certain technical amendments to (a) the Cash Flow Coverage Ratio definition (to exclude certain Slotting Fee Payments and certain Capital Expenditures to be made by the Company in 1997 from such ratio calculation), (b) the Slotting Fee Payments definition, (c) the Event of Default definition (to exclude certain payments made by the Company in connection with the settlement of, or entry of a judgment against the Company in, the Lindgren Litigation (as defined in the Second Amendment) and (d) the Subordinated Debt definition (to specifically include the Subordinated Note Agreement, the BIB Warrant and other documents related to the Subordinated Note Agreement (the "Subordinated Note Documents"),

    (2) the Company agreed to delete the Term Loan B in its entirety from the Credit Agreement,

    (3) Sanwa and the Company agreed to, among other things, certain technical amendments to the Permitted Indebtedness, Permitted Liens, Restricted Payments, Securities repurchase restrictions, Changes in Charter, Bylaws or Fiscal Year and Impairment Agreements covenants in the Credit Agreement to conform such covenants to the terms of the Subordinated Note Documents,

    (4) Sanwa consented to an increase in the Capital Expenditures limit to $10 million per year,

    (5) Sanwa added a Subordinated Debt negative covenant (which, among other things, prohibits (a) the amendment or modification of the terms of the Subordinated Note Documents without Sanwa's consent, (b) prohibits payments to Dilmun/BIB (other than the Phantom Shares Payment(s)), except in accordance with the terms of the Subordinated Note Documents, (c) prohibits Phantom Stock Payment(s), except in accordance with the terms of the Subordinated Note Documents, and (d) restricts prepayment, repurchases, redemptions or retirements of the Subordinated Loan, except in accordance with its terms (with the exception that the Company


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         may prepay up to $5 million of the Subordinated Loan, provided certain conditions are satisfied at the time of the prepayment),

    (6) Sanwa consented to the execution of the Subordinated Note Documents, and

    (7) Sanwa consented to the termination of the Credit Support Agreements and agreed to return the Credit Support Letters of Credit to the Providers thereof. For more information concerning the Credit Support Agreement, the Credit Support Letters of Credit and the Providers, see
         Note 7 to the Third Quarter Financial Statements.

    Upon payment in full of the outstanding balance of the Siena Bridge Facility, that facility terminated. As of the Closing Date, only one of the four warrants granted to Siena by the Company in connection with the closing of the Siena Bridge Facility (covering a total of 100,000 shares of Common Stock) had vested. Upon repayment of the Siena Bridge Facility, Siena's other three warrants (covering another 180,000 shares of Common Stock) expired. For more information concerning the Siena Bridge Facility and the warrants granted to Siena in connection therewith, see Note 7 to the Third Quarter Financial Statements.

    In connection with the Closing, the Company and Brothers Warrant Holdings I, an affiliate of DRI, entered into a Warrant Agreement (the "DRI Warrant Agreement"), entitling BWHI to acquire 400,000 shares of Common Stock at an exercise price of $3.4375 per share of Common Stock (the "DRI Warrant"). The DRI Warrant Agreement provides BWHI with certain piggyback registration rights and one demand registration right during the term of the DRI Warrant. The
DRI Warrant provides BWHI with certain anti-dilution protection, which is designed to preserve BWHI's percentage ownership of Common Stock on a fully-diluted basis upon the occurence of certain specified corporate restructuring events.

    At the Closing and effective with the execution of the Second Amendment, the Credit Support Agreement terminated and Sanwa agreed to return the Credit Support Letters of Credit to the Providers thereof. For more information concerning the Credit Support Agreement, the Credit Support Letters of Credit and the Providers, see Note 7 to the Third Quarter Financial Statements. As of the Closing Date, only two tranches of the first of the three warrants granted to each of the Providers by the Company at the closing of the Credit Agreement and Credit Support Agreement (covering a total of 103,624 shares of Common Stock with respect to all of the Providers) had vested. Upon termination of the Credit Support Agreement, the balance of the Providers' first warrant and all of their second and third warrants (covering another 253,580 shares of Common Stock with respect to all of the Providers) expired.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits.

4.1 Senior Subordinated Note Agreement By and Between Brothers Gourmet Coffees, Inc. as Borrower and Dilmun Financial Services, An Unlimited Irish Company, as Lender Dated, December 27, 1996

4.2 Subordination Agreement by and among Sanwa Business Credit Corporation, a Delaware corporation as Senior Lender and Agent, and Dilmun Financial Services as Unlimited


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    Irish Company, and BIB Holdings (Bermuda) Ltd., a Bermuda corporation,
    Dated December 27, 1996

4.3 Second Amendment and Consent to Loan and Security Agreement.

4.4 Warrant Agreement between Brothers Gourmet Coffees, Inc. and BIB Holdings (Bermuda) Ltd. for the purchase of up to 1,245,000 shares of Common Stock

4.5 Warrant Agreement between Brothers Gourmet Coffees, Inc. and Brothers Warrant Holdings I for the purchase of 400,000 shares of Common Stock

4.6 Common Stock Purchase Warrant between Brothers Gourmet Coffees, Inc. and Brothers Warrant Holdings I for the purchase of 400,000 shares of Common Stock



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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BROTHERS GOURMET COFFEES, INC.
                                              (Registrant)


                                       /s/    DONALD D. BREEN
                                       ---------------------------
Date: January 10, 1997                 By:    Donald D. Breen
                                       Title: President, Chief Executive Officer
                                              and Chief Financial Officer





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